SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K/A

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          November 29, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                         ATERIAN CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

                         1504 R Street, N.W.
                        Washington, D.C. 20009
               (Address of Principal Executive Offices)

                             202/387-5400
                   (Registrant's Telephone Number)

                            Not Applicable
                   (Former Name and Former Address)

  Delaware                      000-26409                    52-2174899
(State or other                 (Commission                (IRS Employer
jurisdiction of                File Number)             Identification No.)
incorporation

ITEM 1.          CHANGES IN CONTROL OF REGISTRANT

        Not applicable.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

        Not applicable.


ITEM 3.          BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable

ITEM 5.          OTHER EVENTS

        Not applicable.

ITEM 6.          RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

        On November 29, 1999, James M. Cassidy resigned as the director and officer of the Registrant. James A. Tilton was appointed the director and elected President, Secretary and Treasurer of the Registrant.

ITEM 7.          FINANCIAL STATEMENTS

        Not applicable.

ITEM 8.          CHANGE IN FISCAL YEAR

        Not applicable.

EXHIBITS

        Not applicable.


                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ATERIAN CORPORATION

                                       By  /s/ James A. Tilton
                                               President


        Date: November 29, 1999